Acquisition (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Targets

the Group was required to pay up to three additional earn-out payments equivalent to the maximum amount of $37.1 million in a combination of cash and ordinary shares, contingent on Yiyang Yukang meeting the following earnings targets for the respective periods:

Tranche	Earning targets of Yiyang Yukang for the earn-out contingent payments
First	Net profit for 2008 reaches RMB60,000,000 and net profit for the first quarter of 2009 reaches RMB40,000,000
Second	Net profit for 2009 reaches RMB120,000,000
Third	Net profit for 2010 reaches RMB120,000,000